Properties, Plants and Equipment	12 Months Ended
Dec. 31, 2011
Properties, Plants and Equipment

Note 7—Properties, Plants and Equipment

PP&E is recorded at cost. Oil and gas assets are mainly depreciated on a unit-of-production basis, so depreciable life will vary by field. In the discontinued R&M segment, investments in refining manufacturing facilities are generally depreciated on a straight-line basis over a 25-year life, and pipeline assets over a 45-year life. The company’s investment in PP&E, with accumulated depreciation, depletion and amortization (Accum. DD&A), at December 31 was:

	Millions of Dollars
	2011			2010
	Gross PP&E	Accum. DD&A	Net PP&E	Gross PP&E	Accum. DD&A	Net PP&E
E&P	$124,111	55,565	68,546	116,805	50,501	66,304
Midstream	135	86	49	128	80	48
R&M	22,096	8,128	13,968	23,579	8,999	14,580
LUKOIL Investment	—	—	—	—	—	—
Chemicals	—	—	—	—	—	—
Emerging Businesses	1,023	220	803	981	161	820
Corporate and Other	1,844	1,030	814	1,732	930	802

	$149,209	65,029	84,180	143,225	60,671	82,554